SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 21, 2006


                            LITTLEFIELD CORPORATION.
                            ------------------------
             (exact name of registrant as specified in its charter)



    Delaware                      0-24805                74-2723809
    --------                      -------                ----------
    (State or other jurisdiction  (Commissions File      I.R.S. Employer
    of incorporation)             Number)                Identification Number)



    2501 North Lamar Blvd., Austin, Texas                78705
    -------------------------------------                -----
    (Address of principal executive offices)             (Zip Code)



    Registrant's telephone number, including area code: (512) 476-5141

    (Former name or former address, if changed since last report.) NA


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02. - Non-Reliance on Previously Issued Financial Statements or a Related
             Audit Report or Completed Internal Review
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The following information is furnished pursuant to Item 4.02.

On July 21, 2006, Littlefield Corporation issued a press release titled "Littlefield Corporation Announces Restatement of Q1-2006 10Q-SB". A copy of that press release is attached as exhibit 99.1 to this report.

Item 9.01    Financial Statements and Exhibits
             ---------------------------------

The Company's Board of Directors discussed the matters pertaining to the restatement of the Q1 2006 financial statements with a representative of its independent auditor prior to issuing the press release.

   (c)  Exhibits.

           Exhibit
             No.
         -----------
            99.1        News Release dated July 21, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 25, 2006

                                    Littlefield Corporation

                                    By: /s/ Jeffrey L. Minch
                                    ------------------
                                    Name:  Jeffrey L. Minch
                                    Title: President and Chief Executive Officer